AMENDMENT TO STOCK OPTION AGREEMENT



                  THIS AGREEMENT, entered into by and between POTLATCH CORPORATION, a Delaware corporation (the "Corpora-tion"), and the employee of the Corporation named in the attached addendum to this Agreement ("Employee"),

                        W I T N E S S E T H:

                  Whereas the Corporation and Employee have hereto-fore entered into a stock option agreement as of the Date of Grant specified in the addendum to this Agreement (the
         "Stock Option Agreement"); and

                  Whereas the parties hereto desire to amend the Stock Option Agreement as set forth herein;

                  N o w, T h e r e f o r e, to encourage stock ownership by employees of the Corporation and for other valuable consideration, the parties hereto agree as follows:

                  1. A stock appreciation right is hereby added to the option granted pursuant to the Stock Option Agreement, subject to all of the terms and conditions of the Stock Option Agreement to the same extent as if the Stock Option Agreement originally had provided for such stock apprecia-tion right; provided, however, that the stock appreciation right shall not be exercisable before

                  2. If the option granted pursuant to the Stock Option Agreement originally was designated as an Incentive Stock Option in the Stock Option Agreement, such option is hereby redesignated as a Nonqualified Stock Option, as defined in the Stock Option Agreement.


                                   -1-
                                                          Exhibit (lO)(g)(ii)


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                 ADDENDUM TO AMENDMENT TO STOCK OPTION AGREEMENT



         1.   Stock Option Plan (check one):

                  [  ]  1983 Stock Option         [  ]  1976 Stock Option
                        Plan                            Plan

         2.   Name of Employee:_________________________________________

         3.   Term of Option: Date of Grant_______________ to __________

         4.   Exercise Price:  $ ________ per share

         5. Number of shares subject to the Stock Option Agreement on date of amendment, subject to adjustment as provided in the Stock Option Agreement:____________ shares

         6.   The Option is (check one):


                   [   ] An Incentive Stock      [ X ]  A Nonqualified Stock
                         Option                         Option

    7.   The Vesting Schedule and Call Periods for the Option are:

         No. of Shares
          Outstanding
          on Date of         Vesting Schedule              Call Period
          Amendment          From          To           From         To


         ___________     __________   __________     __________   __________

         ___________     __________   __________     __________   __________

         ___________     __________   __________     __________   __________

         ___________     __________   __________     __________   __________


                   IN WITNESS WHEREOF, the Corporation has caused this addendum to the Agreement to be executed on its behalf by its duly authorized representative and the Employee has executed the same on the date indicated below:

                                         POTLATCH CORPORATION


         Date ____________________       By _______________________
                                                   Secretary


         Date ____________________          _______________________
                                                   Employee